UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2020
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Elanco Animal Health Incorporated
(Exact name of registrant as specified in its charter)
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Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Innovation Way Greenfield, Indiana
(Address of principal executive offices)

46140
(Zip Code)
Registrant’s telephone number, including area code: (877) 352-6261
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange
5.00% Tangible Equity Units	ELAT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.
As previously reported, on August 1, 2020, Elanco Animal Health Incorporated, an Indiana corporation (“Elanco”), completed the acquisition (the “Acquisition”) of the animal health business (the “Business”) of Bayer Aktiengesellschaft, a German stock corporation (“Bayer”), pursuant to the terms of the Share and Asset Purchase Agreement, dated as of August 20, 2019, between Elanco and Bayer (as amended from time to time, the “Agreement”).
This Form 8-K/A amends the Current Report on Form 8-K, filed on August 3, 2020 (the “Initial 8-K”), to include the historical audited and unaudited financial statements of the Business and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and certain non-GAAP financial measures and reconciliations, and should be read in conjunction with the Initial 8-K.
Except as described above, all other information in the Initial 8-K remains unchanged.
Item 7.01    Regulation FD Disclosure.

Elanco uses non-GAAP financial measures, such as adjusted EBITDA, adjusted net income (loss) and adjusted EPS to assess and analyze operational results and trends. The non-GAAP financial measures and reconciliations in Exhibit 99.4 hereto present selected adjusted non-GAAP financial information derived from Elanco’s historical condensed consolidated and combined financial statements and the unaudited pro forma condensed combined financial statements presented in Exhibit 99.1 hereto, which gives effect to the Acquisition, as further adjusted to reflect certain non-GAAP adjustments as explained in more detail in the reconciliation tables presented in Exhibit 99.4 hereto, which is incorporated herein by reference.

The information contained in the accompanying Exhibit 99.4 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the accompanying Exhibit 99.4 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The historical audited combined financial statements of the Business as of December 31, 2019, 2018 and 2017 and for the three years then ended, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
The historical unaudited condensed combined interim financial statements of the Business as of June 30, 2020 and for the six month periods ended June 30, 2020 and 2019, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information for Elanco and the Business as of June 30, 2020 and for the six months ended June 30, 2020 and 2019 and the year ended December 31, 2019, together with the notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte GmbH WPG.
99.1	Unaudited pro forma condensed combined financial information.
99.2	Audited combined financial statements of the Business as of December 31, 2019, 2018 and 2017 and for the three years then ended, and the independent auditor’s report thereon.
99.3	Unaudited condensed combined interim financial statements of the Business as of June 30, 2020 and for the six month periods ended June 30, 2020 and 2019.
99.4	Summary historical and unaudited pro forma and non-GAAP financial information of Elanco.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2020		Elanco Animal Health Incorporated

	By:	/s/ Michael-Bryant Hicks
	Name:	Michael-Bryant Hicks
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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